EXHIBIT 99.2

Financial Highlights	Boise and Subsidiaries

	2001	2002	2003	2004
				First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year

	(millions, except per-share amounts)
Sales and Income

Sales	$7,422.2	$7,412.3	$8,245.1	$3,529.7
Income from operations	81.1	118.3	147.8	141.3
Net income (loss) before cumulative effect of accounting changes	$(42.5)	$11.3	$17.1	$63.5
Cumulative effect of accounting changes, net of income tax	—	—	(8.8)	—
Net income (loss)	$(42.5)	$11.3	$8.3	$63.5
Net income (loss) per common share
Diluted before cumulative effect of accounting changes	$(.96)	$(.03)	$.07	$.66
Cumulative effect of accounting changes	—	—	(.15)	—
Diluted	$(.96)	$(.03)	$(.08)	$.66
Cash dividends paid per common share	$.60	$.60	$.60	$.15

Financial Condition

Capital expenditures	380.0	266.2	1,634.3	70.3
Total assets	4,934.0	4,947.4	7,376.2	7,636.3

Long-term debt, less current portion	$1,062.9	$1,387.4	$1,999.9	$2,179.2
Current portion of long-term debt and short-term borrowings	440.0	153.7	88.2	118.9
Adjustable conversion-rate equity security units	172.5	172.5	172.5	172.5
Guarantee of ESOP debt	80.9	51.4	19.1	19.1
Total debt	$1,756.3	$1,765.0	$2,279.7	$2,489.7

Shareholders’ equity	$1,578.4	$1,399.5	$2,323.6	$2,389.6
Shareholders’ equity per common share	$25.10	$21.59	$24.76	$25.43

Financial Ratios

Return on sales	(.6)%	.2%	.1%	1.8%
Debt to equity	1.11:1	1.26:1	.98:1	1.04:1
Debt to total capitalization	52.7%	55.8%	49.3%	50.8%

Other Information

Effective tax (provision) benefit rate	12.1%	192.8%	(11.5)%	(36.5)%
Number of common shares outstanding at the end of the period (thousands)	58,062	58,284	87,137	87,442
Average number of common shares (thousands)
Basic	57,680	58,216	60,093	86,075
Diluted(1)	61,797	62,090	64,180	91,267
Common stock price
High	$38.00	$38.81	$32.89	$35.26
Low	$26.99	$19.61	$20.72	$30.64
Close	$34.01	$25.22	$32.86	$34.65

(1)          For the years ended December 31, 2001, 2002, and 2003, the computation of diluted net loss per share was antidilutive; accordingly, diluted net loss per share was calculated using the average basic shares outstanding.

Summary of Operations	Boise and Subsidiaries

	2003
Quarterly Results by Segment (Unaudited)(1)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions, Contract	$938.3	$904.9	$934.1	$964.7	$3,741.9
Boise Office Solutions, Retail	—	—	—	283.2	283.2
	938.3	904.9	934.1	1,247.9	4,025.1
Boise Building Solutions	574.6	692.8	828.1	776.3	2,871.9
Boise Paper Solutions	468.2	459.4	474.2	450.9	1,852.6
Other	19.4	18.8	20.6	19.1	77.9
	2,000.5	2,075.9	2,256.9	2,494.2	8,827.5
Intersegment eliminations	(147.3)	(146.9)	(146.3)	(141.8)	(582.4)
Trade sales	$1,853.2	$1,929.0	$2,110.6	$2,352.3	$8,245.1
Income (Loss) by Segment
Boise Office Solutions, Contract	$20.7	$23.9	$31.0	$33.9	$109.4
Boise Office Solutions, Retail	—	—	—	6.1	6.1
	20.7	23.9	31.0	40.0	115.5
Boise Building Solutions	(8.5)	9.8	56.4	37.6	95.4
Boise Paper Solutions	(0.7)	1.0	0.2	(14.4)	(13.9)
Other	(8.7)	(9.9)	(10.5)	(16.1)	(45.2)
	2.8	24.9	77.1	47.1	151.8
Interest expense	(32.2)	(31.1)	(31.7)	(37.6)	(132.5)
Income (loss) before income taxes and cumulative effect of accounting changes	(29.4)	(6.2)	45.4	9.5	19.3
Income tax (provision) benefit	10.7	2.3	(12.5)	(2.6)	(2.2)
Income (loss) before cumulative effect of accounting changes	(18.7)	(4.0)	32.9	6.9	17.1
Cumulative effect of accounting changes, net of income tax	(8.8)	—	—	—	(8.8)
Net income (loss)	$(27.5)	$(4.0)	$32.9	$6.9	$8.3
Net income (loss) per common share
Diluted net income (loss) before cumulative effect of accounting changes	$(.38)	$(.12)	$.48	$.05	$.07
Cumulative effect of accounting changes	(.15)	—	—	—	(.15)
Diluted	$(.53)	$(.12)	$.48	$.05	$(.08)

	2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions, Contract	$1,120.1
Boise Office Solutions, Retail	1,221.0
	2,341.1
Boise Building Solutions	851.5
Boise Paper Solutions	475.5
Corporate and Other	22.1
	3,690.2
Intersegment eliminations	(160.5)
Trade sales	$3,529.7
Income by Segment
Boise Office Solutions, Contract	$34.4
Boise Office Solutions, Retail	24.0
	58.4
Boise Building Solutions	68.4
Boise Paper Solutions	27.8
Corporate and Other	(12.7)
	141.9
Interest expense	(40.6)
Income before income taxes and minority interest	101.3
Income tax provision	(37.0)
Income before minority interest	64.3
Minority interest, net of income tax	(0.8)
Net income	$63.5
Net income per common share
Basic	$.70
Diluted	$.66

(1) Columns may not add due to rounding.

Statistical Review / 2003

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Boise Office Solutions, Contract
Sales by Product Line (millions)
Office supplies and paper	$567	$539	$555	$572	$2,233
Technology products	277	275	280	293	1,125
Office furniture	94	91	99	100	384

Sales by Geography (millions)
United States	$709	$682	$712	$720	$2,823
International	229	223	222	245	919

Sales Growth
Sales growth	6%	6%	4%	6%	6%
Same-location sales growth	6%	6%	4%	4%	5%

Margins (percentage of sales)
Gross profit margin	23.8%	23.8%	24.2%	25.4%	24.3%
Operating profit	2.2%	2.6%	3.3%	3.5%	2.9%

Boise Office Solutions, Retail
Sales by Product Line (millions)
Office supplies and paper	$—	$—	$—	$92	$92
Technology products	—	—	—	161	161
Office furniture	—	—	—	30	30

Sales by Geography (millions)
United States	$—	$—	$—	$283	$283
International	—	—	—	—	—

Margins (percentage of sales)
Gross profit margin	—	—	—	24.5%	24.5%
Operating profit	—	—	—	2.2%	2.2%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	466,537	476,896	499,323	447,724	1,890,480
OSB (thousand square feet) (3/8” basis) (1)	106,581	112,652	111,775	101,388	432,396
Particleboard (thousand square feet) (3/4” basis)	41,192	38,609	36,524	36,296	152,621
Lumber (thousand board feet)	93,524	93,113	90,522	86,895	364,054
LVL (hundred cubic feet)	20,685	25,063	28,431	24,115	98,294
I-joists (thousand equivalent lineal feet)	40,534	53,271	60,275	45,869	199,949
Engineered wood products (millions)	$68	$85	$96	$80	$329
Building materials distribution (millions)	$391	$505	$603	$549	$2,048

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$220	$228	$291	$334	$267
OSB (thousand square feet) (3/8” basis)	141	165	258	309	217
Particleboard (thousand square feet) (3/4” basis)	219	230	243	254	236
Lumber (thousand board feet)	412	400	446	468	431
LVL (hundred cubic feet)	1,453	1,447	1,440	1,516	1,463
I-joists (thousand equivalent lineal feet)	867	861	865	905	874

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	353	351	353	339	1,396
Containerboard	158	154	170	168	650
Newsprint	106	89	101	120	416
Other	33	31	47	35	146
	650	625	671	662	2,608

Corrugated containers (millions of square feet)	1,122	1,151	1,204	1,114	4,591

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$747	$734	$713	$690	$721
Containerboard	341	347	342	319	337
Newsprint	374	399	412	405	397

(1)  Represents 100% of the sales volume of Voyageur Panel, of which we own 47%.

Statistical Review / 2004

	2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Boise Office Solutions, Contract
Sales by Product Line (millions)
Office supplies and paper	$642
Technology products	352
Office furniture	126

Sales by Geography (millions)
United States	$853
International	267

Sales Growth
Sales growth	19%
Same-location sales growth	9%

Margins (percentage of sales)
Gross profit margin	24.3%
Operating profit	3.1%

Boise Office Solutions, Retail
Sales by Product Line (millions)
Office supplies and paper	$470
Technology products	640
Office furniture	111

Sales by Geography (millions)
United States	$1,180
International	41

Margins (percentage of sales)
Gross profit margin	25.7%
Operating profit	2.0%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	463,852
OSB (thousand square feet) (3/8” basis) (1)	101,025
Particleboard (thousand square feet) (3/4” basis)	39,596
Lumber (thousand board feet)	90,174
LVL (hundred cubic feet)	27,028
I-joists (thousand equivalent lineal feet)	49,975
Engineered wood products (millions)	$90
Building materials distribution (millions)	$619

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$326
OSB (thousand square feet) (3/8” basis)	336
Particleboard (thousand square feet) (3/4” basis)	273
Lumber (thousand board feet)	518
LVL (hundred cubic feet)	1,536
I-joists (thousand equivalent lineal feet)	907

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	386
Containerboard	137
Newsprint	104
Other	38
	665

Corrugated containers (millions of square feet)	1,146

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$688
Containerboard	318
Newsprint	430

(1)  Represents 100% of the sales volume of Voyageur Panel, of which we own 47%.